STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES OF THE

ACQUIRED PROPERTIES

(UNAUDITED)

Page

Statements of Revenues and Direct Operating Expenses of the Acquired Properties (Unaudited)	2-4
Notes to Statements of Revenues and Direct Operating Expenses of the Acquired Properties	5

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SPYGLASS ENERGY GROUP, LLC

PEARSONIA ASETS

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(Unaudited)

For the Three Months Ended
March 31, 2014

REVENUES:
OIL AND GAS SALES	$1,219,380

Total Revenues	1,219,380

DIRECT OPERATING EXPENSES:
LEASE OPERATING EXPENSE	559,433
PRODUCTION TAX	16,000

Total Direct Operating Expenses	575,433

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$643,947

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SPYGLASS ENERGY GROUP, LLC

PEARSONIA ASETS

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(Unaudited)

For the Year Ended
December 31, 2013

REVENUES:
OIL AND GAS SALES	$7,225,461

Total Revenues	7,225,461

DIRECT OPERATING EXPENSES:
LEASE OPERATING EXPENSE	3,145,542
PRODUCTION TAX	83,307

Total Direct Operating Expenses	3,228,849

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$3,996,612

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SPYGLASS ENERGY GROUP, LLC

PEARSONIA ASETS

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(Unaudited)

For the Year Ended
December 31, 2012

REVENUES:
OIL AND GAS SALES	$6,422,475

Total Revenues	6,422,475

DIRECT OPERATING EXPENSES:
LEASE OPERATING EXPENSE	3,262,931
PRODUCTION TAX	65,662

Total Direct Operating Expenses	3,328,593

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$3,093,882

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ACQUIRED PROPERTIES

NOTES TO UNAUDITED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

(1) Basis of Presentation

The accompanying unaudited financial statements present the revenues and direct operating expenses of the oil and natural gas properties that were acquired pursuant to the below transaction:

On May 30, 2014, Petro River Oil Corp. (the “Company”), entered into a Subscription Agreement, pursuant to which the Company purchased a 50% interest in Bandolier Energy LLC (“Bandolier”). The Company has the right to appoint a majority of the board of managers of Bandolier. Thereafter, Bandolier, pursuant to that certain Securities Purchase Agreement, effective January 1, 2014, acquired from Nadel and Gussman, LLC, Charles W. Wickstrom, and Shane E. Matson, in an all-cash transaction, all of the issued and outstanding equity of Spyglass Energy Group, LLC (“Spyglass”), the owner of a 100% working interest in the Pearsonia West Concession (“Pearsonia”) in Osage County, Oklahoma. Pearsonia comprises the largest contiguous oil and gas acreage position in Northeastern Oklahoma, approximately 106,000 acres, with substantial original oil in place, stacked reservoirs, as well as exploratory and development opportunities that can be accessed through both horizontal and vertical drilling. Significant infrastructure is already in place including 32 square miles of 3D seismic, 3 phase power, a dedicated sub-station as well as multiple oil producing horizontal wells. All properties acquired in whole will hereto be defined as “Acquired Properties”.

The Company has filed a request for confidential treatment for certain terms of the Subscription Agreement and the Securities Purchase Agreement, including the purchase price and capital contribution paid by the Company. Subsequent to the transactions described above, Bandolier assigned a 51% interest in Spyglass to PO1, LLC (“PO1”), a wholly-owned subsidiary of the Company, pursuant to an Assignment and Assumption Agreement, dated as of May 30, 2014. Pursuant to the terms of the Assignment, PO1 has 180 days to pay Bandolier an amount equal to the aggregate initial capital contributions made by all Series A members of Bandolier pursuant to the Subscription Agreement, otherwise the assignment of the 51% interest to PO1 shall be cancelled. The foregoing description of the transactions and agreements does not purport to be complete and is qualified in its entirety by the Subscription Agreement, the Securities Purchase Agreement and the Assignment, which have been filed. as attachments to the Form 8-K filed by the Company with the Securities and Exchange Commission on June 5, 2014.

The Company’s Executive Chairman, Scot Cohen, is a manager of, and investor in, Pearsonia West Investment Group, LLC (“PWIG”), a special purpose vehicle formed for the purpose of investing in Bandolier with the Company. The Board of Directors of the Company was informed of Mr. Cohen’s participation in these transactions and pre-approved of them in accordance with the Company’s Code of Ethics. In connection with PWIG’s investment in Bandolier, the Company and PWIG entered into an agreement, dated May 30, 2014, granting the members of PWIG an option, exercisable at any time prior to May 30, 2017, to exchange their pro rata share of the Bandolier interests for shares of the Company’s common stock, at a price of $0.08 per share of common stock, subject to adjustment (the “Option”). The Option, if fully exercised, would result in the Company issuing 55,000,000 shares of its common stock to the members of PWIG.

The accompanying statements of revenues and direct operating expenses of the Acquired Properties do not include indirect general and administrative expenses, interest expense, depreciation, depletion and amortization, or any provision for income taxes. The Company’s management believes historical expenses of this nature incurred by Spyglass associated with the properties are not indicative of the costs to be incurred by the Company.

Revenues in the accompanying statements of revenues and direct operating expenses are recognized based on the Acquired Properties’ share of any given period’s production volumes and revenues received for the period. The direct operating expenses are recognized based on the Acquired Properties’ share of direct costs including production taxes, lifting costs, gathering, well repair and well workover costs. Direct costs do not include general corporate overhead.

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Historical financial information reflecting financial position, results of operations, and cash flows of the Acquired Properties is not presented because it would be impractical and costly to obtain since such financial information was not historically prepared by Spyglass. In addition, the Acquired Properties were part of larger enterprises prior to the acquisition by the Company, and representative amounts of indirect general and administrative expenses, depreciation, depletion and amortization, interest and other indirect costs were not necessarily allocated to the Acquired Properties, nor would such allocated historical costs be relevant to future operations of the Acquired Properties. Accordingly, the historical statements of revenues and direct operating expenses of the Acquired Properties are not indicative of the financial conditions or results of operations going forward. The historical statements of revenues and direct operating expenses of Spyglass’ interest in the Acquired Properties are presented in order to substantially comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”) for businesses acquired.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2) Subsequent Events

In accordance with Accounting Standards Codification 865, the Company has evaluated subsequent events through August 15, 2014, the date the accompanying statements of revenue and direct operating expenses were available to be issued. There were no material subsequent events that required recognition or additional disclosure in the accompanying statement of revenue and direct operating expenses.

(3) Supplemental Financial Information for Natural Gas and Oil Producing Activities (Unaudited)

The following reserve estimates as of December 31, 2013 for the properties acquired from Spyglass were prepared by the Company. In preparing these reserve estimates, the Company used data previously prepared by a third party reservoir engineering firm as of December 31, 2013, 2012 and 2011, which data was provided to us by Spyglass.

The following table summarizes the Company’s proved developed and undeveloped reserves (all oil) within the United States, net of royalties, as of December 31, 2013:

	2013	2012
Proved reserves as at January 1	1,765	978
Extensions and discoveries	-	794
Dispositions	-	-
Production	(80)	(102)
Revisions of prior estimates	10	95
Total Proved reserves as at December 31	1,695	1,765

	2013	2012
Proved developed producing	329	400
Proved non-producing	370	369
Proved undeveloped	997	997
Total Proved reserves as at December 31	1,696	1,766

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